SCHEDULE OF DEFERRED INCOME TAX LIABILITY (Details) - SGD ($) $ in Thousands	Dec. 31, 2024	Dec. 31, 2023	Dec. 31, 2022
Deferred Tax Liabilities
Net book value of fixed assets	$ 30,233	$ 27,810
Net book value of ROUA	1,199	8
Less: Lease liabilities (ROUA)	(1,221)	(7)
Less: Net book value of non-qualifying assets	(27)	(95)
Deferred tax liability gross	30,184	27,716
Less: Tax written down value	(18,309)	(18,385)
Timing difference	11,875	9,331
Deferred tax liability @ 17%	$ 2,017	$ 1,586	$ 861